TRANSAMERICA LANDMARK NY VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA BNY

By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated January 19, 2010

to the

Prospectus dated May 1, 2009

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Landmark NY Variable Annuity dated May 1, 2009.

This supplement hereby amends, and to the extent inconsistent replaces the following paragraph in Retirement Income ChoiceSM1.2 and Retirement Income ChoiceSM 1.4 for riders elected on or after January 19, 2010.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-74	5.0%	4.5%
≥ 75	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

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